UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska, 68130

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Suite 110 Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

7/31

Date of reporting period: 1/31/13

Item 1.  Reports to Stockholders.

SEMI-ANNUAL REPORT

JANUARY 31, 2013

________________________________________________________________

INVESTOR CLASS SHARES  (WADEX)

______________________________________

1-866-950-6WFG

www.wadefunds.com

Distributed by Northern Lights Distributors, LLC

Member FINRA

March 18, 2013

Dear Fellow Shareholders:

As we approach the end of the first quarter of 2013, the Wade Tactical L/S Fund (WADEX) continues its solid performance. We have sought to balance risk and return in our management of the fund. The results speak for themselves, as the fund continues to outperform its index even as we implement strategies designed to lower risk for shareholders.

Leveraging our unique ConVal® (Contrarian Value) approach to investing, we capitalized on the recent sustained market run-up by staying nearly fully invested relative to our targeted maximum equity exposure. As we have previously reported, we have dedicated a part of the fund’s equity allocation to our concentrated growth strategy, which is more actively traded and seeks to identify stocks that can outperform the S&P 500. We have achieved strong results with this strategy and it has been a major contributor to the fund’s performance.

Fund Performance

As shown in the chart below, the fund has performed well over time, returning 5.48% for the six months ending January 31, 2013, as compared to a 4.74% return for the Morningstar Long/Short category for the same period.

Wade Tactical L/S Fund (WADEX) Performance

Benchmarked Against Morningstar Long/Short Category. July 31, 2012-January 31, 2013

Increasing Position in Long/Short Strategies

As we have noted in previous commentaries, we have steadily increased the portion of the fund invested in long/short strategies, and have been working to meet our stated goal of adding several long/short strategies to the fund. Each of these strategies relies on a different set of attributes to screen for long and short candidates. In our selection of strategies, we have focused on those with backtested results showing strong historical returns. In tandem with that, the strategies also must exhibit a low correlation to the existing holdings in the fund, to each other, and to the market as a whole.

Adding these to the fund should serve to lower the risk profile, as we are adding a non-correlating asset without increasing the net equity exposure of the fund. We believe that continuing to increase the number of long/short strategies may benefit our shareholders by potentially increasing return while decreasing risk.

Asset Allocation

The chart below provides an approximate asset allocation of the fund, as of this writing.

Wade Tactical L/S Fund (WADEX): Approximate Asset Allocation as of March 2013

A Top Priority: Protection of Shareholder Capital

Even as the market has made recent gains, we remain diligent in protecting against downturns. One of our top priorities is the protection of our shareholders’ capital. We have strict sell levels in place on all of our individual equities, and are looking at momentum and other factors to guide us in the overall level of equity exposure in the fund.

Investing Alongside You

As fellow shareholders invested alongside you, we seek to manage this fund in the best interest of you, the investor, always putting You First. My investment team and I continue to rigorously apply our investment principles in order to contribute to our shared long-term success. Never expect anything less from your money manager, the guardian of your wealth.

For more information about the Wade Tactical L/S Fund, please visit our website at www.wadefunds.com. We are grateful for your investment in WADEX and for your continued confidence. 0683-NLD-3/15/2013

Sincerely,

Jerry B. Wade, CFP®, CFS

Chief Investment Officer

Wade Tactical L/S Fund
PORTFOLIO REVIEW
January 31, 2013 (Unaudited)

The Fund's performance figures* for the period ended January 31, 2013, as compared to its benchmark:
			Annualized
	Six Months	One Year	Since Inception **
Wade Tactical L/S Fund - Investor Class	5.49%	1.66%	7.96%
Lipper Long/Short Equity Funds Index +	4.71%	5.87%	8.69%

* The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.    The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  For performance information current to the most recent month-end, please call 1-866-950-6934.

** Inception date is December 2, 2008.
+ The performance of the Lipper Long/Short Equity Fund Index is based on the total returns of funds within the index. It is not possible to invest directly in an index.
		% of
Top Holdings by Industry/Category		Net Assets
Equity Funds		29.8%
Debt Funds		10.4%
Oil & Gas		9.1%
Commodity Funds		5.8%
Pharmaceuticals		4.4%
Banks		3.6%
Retail		2.4%
Diversified Financial Services		2.3%
Insurance		1.9%
Computers		1.8%
Other *		19.8%
Cash & Cash Equivalents		8.7%
		100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund's holdings.

* Other represents less than 1.8% in the following industries: Aerospace/Defense, Agriculture, Apparel, Beverages, Chemicals, Commercial Services, Electric, Electronics, Environmental Control, Food, Gas, Hand/Machine Tools, Healthcare-Products, Healthcare-Services, Home Furnishings, Household Products/Wares, Internet, Machinery-Diversified, Media, Mining, Miscellaneous Manufacturing, Packaging & Containers, Real Estate Investment Trusts, Savings & Loans, Semiconductors, Software, Telecommunications, and Closed-End Funds.

Wade Tactical L/S Fund
PORTFOLIO OF INVESTMENTS
January 31, 2013 (Unaudited)
Shares		Value
	COMMON STOCK - 34.5%
	AEROSPACE/DEFENSE - 0.9%
1,208	L-3 Communications Holdings, Inc.	$ 91,711
940	Lockheed Martin Corp.	81,658
1,267	Northrop Grumman Corp.	82,406
1,547	Raytheon Co.	81,496
		337,271
	AGRICULTURE - 0.3%
1,731	Universal Corp.	94,132

	APPAREL - 0.2%
2,338	G-III Apparel Group Ltd. *	83,911

	BANKS - 1.6%
3,146	Banner Corp.	95,009
2,244	C&F Financial Corp.	91,196
9,434	Fidelity Southern Corp. *	105,571
6,892	Hanmi Financial Corp. *	113,373
5,141	Mercantile Bank Corp.	84,827
5,342	Walker & Dunlop, Inc. *	114,746
		604,722
	BEVERAGES - 0.5%
1,323	Molson Coors Brewing Co.	59,773
1,109	Monster Beverage Corp. *	53,121
1,169	PepsiCo, Inc.	85,162
		198,056
	CHEMICALS - 0.5%
1,168	Ecolab, Inc.	84,563
830	Praxair, Inc.	91,607
		176,170
	COMMERCIAL SERVICES - 0.3%
6,887	Booz Allen Hamilton Holding Corp. - Cl. A	95,454

	COMPUTERS - 1.8%
1,085	Apple, Inc.	494,011
2,300	EMC Corp. *	56,603
416	International Business Machines Corp.	84,477
1,670	NetApp, Inc. *	60,120
		695,211
	ELECTRIC - 0.9%
1,249	Entergy Corp.	80,685
2,703	Exelon Corp.	84,982
2,096	FirstEnergy Corp.	84,867
2,900	PPL Corp.	87,841
		338,375

See accompanying notes to financial statements.

Wade Tactical L/S Fund
PORTFOLIO OF INVESTMENTS (Continued)
January 31, 2013 (Unaudited)
Shares		Value
	ELECTRONICS - 0.6%
9,700	Imax Corp. *	$ 229,211

	ENVIRONMENTAL CONTROL - 0.2%
2,338	Waste Management, Inc.	85,056

	FOOD - 1.0%
2,346	Campbell Soup Co.	86,122
2,028	General Mills, Inc.	85,054
3,146	Safeway, Inc.	60,560
2,679	Sysco Corp.	85,112
628	Whole Foods Market, Inc.	60,445
		377,293
	GAS - 0.2%
1,530	National Grid PLC - ADR	84,028

	HAND/MACHINE TOOLS - 0.2%
8,100	Hardinge, Inc.	91,368

	HEALTHCARE-PRODUCTS - 0.3%
1,159	Becton Dickinson and Co.	97,402

	HEALTHCARE-SERVICES - 0.8%
1,758	Cigna Corp.	102,562
2,011	Coventry Health Care, Inc.	92,164
7,470	Vanguard Health Systems, Inc. *	104,356
		299,082
	HOME FURNISHINGS - 0.3%
8,011	Bassett Furniture Industries, Inc.	111,513

	HOUSEHOLD PRODUCTS/WARES - 0.6%
5,126	American Greetings Corp.	82,016
1,083	The Clorox Co.	84,918
964	Kimberly-Clark Corp.	86,288
		253,222
	INSURANCE - 1.9%
1,096	Allied World Assurance Co. Holdings AG	92,974
2,152	Allstate Corp. (The)	94,473
2,029	Arch Capital Group Ltd. *	94,186
800	Everest Re Group Ltd.	92,648
3,647	Homeowners Choice, Inc.	82,422
991	PartnerRe Ltd.	86,901
1,122	RenaissanceRe Holdings Ltd.	96,088
2,469	Validus Holdings Ltd.	89,896
		729,588

.

See accompanying notes to financial statements.

Wade Tactical L/S Fund
PORTFOLIO OF INVESTMENTS (Continued)
January 31, 2013 (Unaudited)
Shares		Value
	INTERNET - 0.3%
2,377	AOL, Inc.	$ 72,855
2,861	Yahoo!, Inc. *	56,162
		129,017
	MACHINERY-DIVERSIFIED - 0.3%
1,770	NACCO Industries, Inc.	115,333

	MEDIA - 0.5%
5,003	Gannett Co., Inc.	98,209
31,439	Sirius XM Radio, Inc.	98,718
		196,927
	MINING - 0.7%
2,504	Barrick Gold Corp.	79,928
2,811	Cia de Minas Buenaventura SA - ADR	83,178
1,186	Compass Minerals International, Inc.	85,451
		248,557

	MISCELLANEOUS MANUFACTURING - 0.3%
3,680	Trimas Corp. *	113,675

	OIL & GAS - 6.3%
102,500	Birchcliff Energy Ltd. *	753,580
29,700	Chesapeake Energy Corp.	599,346
949	Chevron Corp.	109,277
1,500	ConocoPhillips	87,000
2,295	CVR Energy, Inc.	134,831
945	Exxon Mobil Corp.	85,022
2,530	Marathon Petroleum Corp.	187,751
1,004	Occidental Petroleum Corp.	88,623
1,081	Phillips 66	65,476
1,864	QEP Resources, Inc.	54,708
1,141	Royal Dutch Shell PLC - ADR	82,974
3,663	Tesoro Corp.	178,352
		2,426,940
	PACKAGING & CONTAINERS - 0.2%
2,721	Sonoco Products Co.	84,324

	PHARMACEUTICALS - 4.4%
13,446	BioDelivery Sciences International, Inc. *	58,625
72,727	BioScrip, Inc. *	816,724
1,894	Cardinal Health, Inc.	82,976
6,100	Catamaran Corp. *	316,529
1,925	GlaxoSmithKline PLC - ADR	87,799
1,144	Johnson & Johnson	84,565
1,850	Merck & Co., Inc.	80,013

See accompanying notes to financial statements.

Wade Tactical L/S Fund
PORTFOLIO OF INVESTMENTS (Continued)
January 31, 2013 (Unaudited)
Shares		Value
	PHARMACEUTICALS - 4.4% (continued)
1,257	Novartis AG - ADR	$ 85,250
6,616	PharMerica Corp. *	95,800
		1,708,281
	REAL ESTATE INVESTMENT TRUSTS - 1.6%
2,681	American Capital Agency Corp.	84,800
5,449	Annaly Capital Management, Inc.	81,027
6,586	CYS Investments, Inc.	85,618
2,655	National Retail Properties, Inc.	85,013
12,948	New York Mortgage Trust, Inc.	90,636
6,297	Parkway Properties, Inc.	99,745
7,496	Two Harbors Investment Corp.	93,100
		619,939
	RETAIL - 2.4%
1,900	CVS Caremark Corp.	97,280
1,170	Dillard's, Inc.	98,760
970	Family Dollar Stores, Inc.	54,999
3,838	GameStop Corp. - Cl. A	89,042
11,395	Krispy Kreme Doughnuts, Inc. *	148,135
1,597	Lowe's Cos, Inc.	60,989
1,243	Ltd Brands, Inc.	59,689
897	McDonald's Corp	85,475
11,795	OfficeMax, Inc.	127,150
1,383	Target Corp.	83,547
		905,066
	SAVINGS & LOANS - 0.9%
3,203	BofI Holding, Inc. *	102,368
7,200	Capitol Federal Financial, Inc.	84,600
3,897	NASB Financial, Inc. *	88,384
6,797	People's United Financial, Inc.	83,671
		359,023
	SEMICONDUCTORS - 1.2%
1,769	First Solar, Inc. *	49,850
4,088	Intel Corp.	86,012
70,800	Silicon Image, Inc. *	343,380
		479,242
	SOFTWARE - 0.5%
3,570	CA, Inc.	88,607
3,049	Microsoft Corp.	83,756
		172,363
	TELECOMMUNICATIONS - 1.8%
2,460	AT&T, Inc.	85,583
2,030	BCE, Inc.	90,173
2,672	Chunghwa Telecom Co., Ltd. - ADR	85,424
2,823	GeoEye, Inc. *	101,148

See accompanying notes to financial statements.

Wade Tactical L/S Fund
PORTFOLIO OF INVESTMENTS (Continued)
January 31, 2013 (Unaudited)
Shares		Value
	TELECOMMUNICATIONS - 1.8% (continued)
1,790	Harris Corp.	$ 82,698
7,463	MetroPCS Communications, Inc. *	74,854
4,102	Nippon Telegraph & Telephone Corp. - ADR	86,388
3,114	Vodafone Group PLC - ADR	85,074
		691,342

	TOTAL COMMON STOCK (Cost - $12,478,441)	13,231,094

	EXCHANGE TRADED FUNDS - 35.6%
	COMMODITY FUND - 5.8%
3,740	ETFS Gold Trust *	614,445
5,200	PowerShares DB Silver Fund *	280,592
5,126	SPDR Gold Shares *	826,311
26,250	United States Natural Gas Fund LP *	492,450
		2,213,798
	EQUITY FUND - 29.8%
30,000	First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund	1,209,000
50,000	First Trust North American Energy Infrastructure Fund	1,116,000
22,400	iShares MSCI EAFE Index Fund	1,321,152
32,000	iShares MSCI EAFE Small Cap Index Fund	1,358,080
27,400	iShares MSCI Emerging Markets Index Fund	1,211,628
4,700	iShares MSCI Israel Capped Index Fund	199,938
7,000	iShares MSCI Spain Capped Index Fund	219,730
18,500	iShares Russell 2000 Index Fund	1,657,970
23,000	Powershares QQQ Trust Series 1	1,538,470
10,800	SPDR S&P 500 ETF Trust	1,616,760
		11,448,728

	TOTAL EXCHANGE TRADED FUNDS (Cost - $12,548,087)	13,662,526

	MUTUAL FUNDS - 10.4%
	DEBT FUND - 10.4%
67,004	DoubleLine Total Return Bond Fund	759,155
74,583	Neuberger Berman Floating Rate Income Fund	767,458
72,725	PIMCO Total Return Fund	813,794
72,569	PIMCO Unconstrained Bond Fund	836,726
75,080	Third Avenue Focused Credit Fund	809,364

	TOTAL MUTUAL FUNDS (Cost - $4,013,981)	3,986,497

	CLOSED-END FUNDS - 1.4%
25,920	BlackRock Build America Bond Trust (Cost - 458,968)	568,685

See accompanying notes to financial statements.

Wade Tactical L/S Fund
PORTFOLIO OF INVESTMENTS (Continued)
January 31, 2013 (Unaudited)

Principal Amount		Coupon Rate (%)	Maturity	Value
	BONDS & NOTES - 9.3%
	AGRICULTURE - 1.1%
$ 400,000	Alliance One International, Inc.	10.0000	7/15/2016	$ 425,500

	BANKS - 2.0%
15,000	Ally Financial, Inc.	6.3750	8/1/2013	15,000
225,000	Ally Financial, Inc.	5.9000	12/15/2013	225,008
150,000	Ally Financial, Inc.	6.5000	5/15/2013	150,155
10,000	Ally Financial, Inc.	6.2500	7/15/2013	10,093
45,000	Ally Financial, Inc.	6.0000	11/15/2013	45,056
15,000	Ally Financial, Inc.	6.7500	4/15/2013	15,105
91,000	Ally Financial, Inc.	6.1500	11/15/2013	91,405
26,000	Ally Financial, Inc.	6.7500	4/15/2013	26,129
4,000	Ally Financial, Inc.	6.1500	12/15/2013	3,993
100,000	Ally Financial, Inc.	6.2500	10/15/2013	100,032
30,000	Ally Financial, Inc.	6.3500	5/15/2013	30,020
20,000	Ally Financial, Inc.	6.0000	12/15/2013	20,067
30,000	Ally Financial, Inc.	5.8500	6/15/2013	29,974
15,000	Ally Financial, Inc.	6.0000	7/15/2013	14,996
				777,033
	DIVERSIFIED FINANCIAL SERVICES - 2.3%
840,000	SLM Corp.	5.0000	10/1/2013	859,146

	GAS - 1.1%
380,000	Sabine Pass LNG LP	7.5000	11/30/2016	421,800

	OIL & GAS - 2.8%
1,000,000	Offshore Group Investment Ltd.	11.5000	8/1/2015	1,085,000

	TOTAL BONDS & NOTES (Cost - $3,524,198)			3,568,479

Shares
	SHORT-TERM INVESTMENTS - 5.3%			Value
	MONEY MARKET FUND - 5.3%
2,036,487	Fidelity Institutional Money Market Funds - Money Market Portfolio, 0.12% **
	(Cost - $2,036,487)			2,036,487

	TOTAL INVESTMENTS - 96.5% (Cost - $35,060,162) (a)			$ 37,053,768
	ASSETS IN EXCESS OF OTHER LIABILITIES - 3.5%			1,333,088
	TOTAL NET ASSETS - 100.0%			$ 38,386,856

See accompanying notes to financial statements.

Wade Tactical L/S Fund
PORTFOLIO OF INVESTMENTS (Continued)
January 31, 2013 (Unaudited)

Shares			Value
	SECURITIES SOLD SHORT - (7.2) %
20,787	Advanced Micro Devices, Inc. *		$ 54,046
207	Amazon.com, Inc. *		54,958
883	Capital One Financial Corp.		49,731
647	Celgene Corp. *		64,027
669	Cerner Corp. *		55,226
5,018	Dell, Inc.		66,438
6,663	Genworth Financial, Inc. - Cl. A *		61,100
1,168	Harman International Industries, Inc.		52,303
27,200	Health Care Select Sector SPDR Fund		1,167,152
3,306	Host Hotels & Resorts, Inc.		55,508
1,346	Lennar Corp.		55,913
7,730	Micron Technology, Inc. *		58,439
559	Netflix, Inc. *		92,369
4,764	Pitney Bowes, Inc.		68,649
2,874	PulteGroup, Inc. *		59,607
344	Ralph Lauren Corp.		57,269
18,400	Technology Select Sector SPDR Fund		540,960
1,230	TripAdvisor, Inc. *		56,924
738	Varian Medical Systems, Inc. *		52,140
5,739	Windstream Corp.		55,898
	TOTAL SECURITIES SOLD SHORT (Proceeds - $2,606,006) (a)		$ 2,778,657

* Non-income producing security.
** Money Market Fund; Interest rate reflects seven-day effective yield on January 31, 2013.
ADR - American Depositary Receipt
ETF - Exchange Traded Fund
MLP - Master Limited Partnership

(a) Represents cost for financial purposes. Aggregate cost for book purposes is $32,406,999 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

		Unrealized appreciation	$ 2,607,780
		Unrealized depreciation	(739,668)
		Net unrealized appreciation	$ 1,868,112

See accompanying notes to financial statements.

Wade Tactical L/S Fund
STATEMENT OF ASSETS AND LIABILITIES
January 31, 2013 (Unaudited)

ASSETS
Investment securities:
At cost	$ 35,060,162
At fair value	$ 37,053,768
Deposits with Broker	2,595,709
Receivable for securities sold	4,116,906
Dividends and interest receivable	106,404
Receivable for fund shares sold	7,470
Prepaid expenses and other assets	1,513
TOTAL ASSETS	43,881,770

LIABILITIES
Payable for securities purchased	2,668,873
Securities sold short (Proceeds - $2,606,006)	2,778,657
Investment advisory fees payable	30,584
Fees payable to other affiliates	6,777
Accrued expenses and other liabilities	10,023
TOTAL LIABILITIES	5,494,914
NET ASSETS	$ 38,386,856

Net Assets Consist Of:
Paid in capital [$0 par value, unlimited shares authorized]	$ 38,613,931
Accumulated undistributed net investment income	48,430
Accumulated net realized loss from security transactions	(2,096,460)
Net unrealized appreciation of investments	1,820,955
NET ASSETS	$ 38,386,856

Net Asset Value Per Share:
Investor Shares:
Net Assets	$ 38,386,856
Shares of beneficial interest outstanding	3,377,465

Net asset value, offering and redemption price per share (a)	$ 11.37

(a)	Redemptions made within 30 days of purchase may be assessed a redemption fee of 1.00%.

See accompanying notes to financial statements.

Wade Tactical L/S Fund
STATEMENT OF OPERATIONS
Period Ended January 31, 2013 (Unaudited)

INVESTMENT INCOME
Dividends (net of $1,174 foreign taxes withheld)	$ 464,789
Interest	86,650
TOTAL INVESTMENT INCOME	551,439

EXPENSES
Investment advisory fees	189,238
Distribution (12b-1) fees:
Class A	-
Class C	-
Administrative services fees	24,198
Accounting services fees	13,362
Transfer agent fees	11,634
Dividends and interest expense on short positions	10,351
Audit fees	7,757
Registration fees	7,563
Compliance officer fees	7,082
Custodian fees	5,058
Legal fees	4,450
Non 12b-1 shareholder services fees	3,921
Printing and postage expenses	3,446
Trustees' fees and expenses	3,204
Insurance expense	504
Other expenses	2,521
NET EXPENSES	294,289

NET INVESTMENT INCOME	257,150

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND SECURITIES SOLD SHORT
Net realized loss from investments	(345,426)

Distributions of long term realized gains from underlying investment companies	9,259

Net change in unrealized appreciation (depreciation) from:
Investments	2,211,199
Securities sold short	(172,651)
Net change in unrealized appreciation (depreciation) from investments	2,038,548

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND SECURITIES SOLD SHORT	1,702,381

NET DECREASE IN NET ASSETS FROM OPERATIONS	$ 1,959,531

See accompanying notes to financial statements.

Wade Tactical L/S Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended	Year Ended
	January 31, 2013	July 31,
	(Unaudited)	2012
FROM OPERATIONS
Net investment income	$ 257,150	$ 525,182
Net realized gain (loss) from investments and securities sold short	(345,426)	(1,726,758)
Distributions of long term capital gains from underlying investment companies	9,259	49,598
Net change in unrealized appreciation (depreciation) from investments
and securities sold short	2,038,548	(537,058)
Net increase (decrease) in net assets resulting from operations	1,959,531	(1,689,036)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(310,829)	(729,487)
From net realized gains	(33,540)	(4,549,678)
Net decrease in net assets from distributions to shareholders	(344,369)	(5,279,165)

FROM SHARES OF BENEFICIAL INTEREST
Investor Class:
Proceeds from shares sold	5,156,602	7,352,043
Net asset value of shares issued in
reinvestment of distributions to shareholders	344,369	5,279,165
Redemption fee proceeds	-	1,176
Payments for shares redeemed	(6,368,505)	(10,909,992)
Net increase/(decrease) in net assets from shares of beneficial interest	(867,534)	1,722,392

TOTAL INCREASE/(DECREASE) IN NET ASSETS	747,628	(5,245,809)

NET ASSETS
Beginning of Period	37,639,228	42,885,037
End of Period *	$ 38,386,856	$ 37,639,228
* Undistributed net investment income:	$ 48,430	$ 102,109

SHARE ACTIVITY
Investor Class:
Shares Sold	456,467	671,832
Shares Reinvested	31,221	484,772
Shares Redeemed	(570,735)	(978,642)
	(83,047)	177,962

.

See accompanying notes to financial statements.

Wade Tactical L/S Fund
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Period Ended
	January 31, 2013		Year Ended	Year Ended	Year Ended		Period Ended
	(Unaudited)		July 31, 2012	July 31, 2011	July 31, 2010		July 31, 2009 (1)

Net asset value, beginning of period	$ 10.88		$ 13.06	$ 12.22	$ 11.68		$ 10.00

Activity from investment operations:
Net investment income (2,3)	0.08		0.15	0.22	0.13		0.11
Net realized and unrealized
gain/(loss) on investments	0.51		(0.68)	0.95	0.56		1.59
Total from investment operations	0.59		(0.53)	1.17	0.69		1.70

Paid-in-capital from redemption fees	0.00	(4)	0.00	0.00	0.00	(4)	-

Less distributions from:
Net investment income	(0.09)		(0.23)	(0.16)	(0.09)		(0.02)
Net realized gains	(0.01)		(1.42)	(0.17)	(0.06)		-
Total distributions	(0.10)		(1.65)	(0.33)	(0.15)		(0.02)

Net asset value, end of period	$ 11.37		$ 10.88	$ 13.06	$ 12.22		$ 11.68

Total return (5)	5.49%	(6)	(4.09)%	9.67%	5.94%		17.02%	(6)

Net assets, end of period (000s)	$ 38,387		$ 37,639	$ 42,885	$ 47,019		$ 6,271

Ratio of expenses to average
net assets (including dividend and interest expense) (7)
before reimbursment	1.56%	(8)	1.46%	1.43%	1.47%		6.14%	(8)
net of reimbursment	1.56%	(8)	1.46%	1.43%	1.47%		6.14%	(8)
Ratio of expenses to average
net assets (excluding dividend and interest expense) (7)
before reimbursment	1.50%	(8)	1.46%	1.43%	1.74%	(9)	1.99%	(8)
net of reimbursment	1.50%	(8)	1.46%	1.43%	1.74%	(9)	1.99%	(8)
Ratio of net investment income
to average net assets (7)	1.36%	(8)	1.32%	1.68%	1.05%		1.53%	(8)

Portfolio Turnover Rate	89%	(6)	78%	97%	155%		117%	(6)

(1)	The Wade Tactical L/S Fund Investor shares commenced operations on December 2, 2008.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(4) Represents less than $0.005 per share.
(5)	Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.
Assumes reinvestment of all dividends and distributions.
(6) Not annualized.
(7)	The ratios of expenses to average net assets do not reflect the Fund's proportionate share of income and expenses of underlying investment companies in which the Fund invests.
(8) Annualized.
(9)	Represents the ratio of expenses to average net assets inclusive of Advisor's recapture of waived/reimbursed fees from prior periods.

See accompanying notes to financial statements.

Wade Tactical L/S Fund

NOTES TO FINANCIAL STATEMENTS

January 31, 2013 (Unaudited)

1.

ORGANIZATION

The Wade Tactical L/S Fund (the “Fund”) is a diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. Effective December 1, 2011, the Fund’s investment objective is to seek long-term total return, with added emphasis on the protection of capital during unfavorable market conditions. Previously, the Fund’s investment objective was to achieve total return.

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).  The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type.  If market quotations are not readily available or if the Advisor believes the market quotations are not reflective of market value, securities will be valued at their fair market value as determined in good faith by the Trust’s Fair Value Committee and in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”).  The Board will review the fair value method in use for securities requiring a fair market value determination at least quarterly.  The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.  Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.

A Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board.  The Board has delegated execution of these procedures to a fair value team composed of one or more officers from each of the (i) Trust, (ii) administrator, and (iii) adviser.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Value Team and Valuation Process – This team is composed of one or more officers from each of the (i) Trust, (ii) administrator, and (iii) adviser.  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser or sub-adviser, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the adviser or sub-adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for

Wade Tactical L/S Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2013 (Unaudited)

pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Underlying Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”).  The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Wade Tactical L/S Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2013 (Unaudited)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of January 31, 2013 for the Fund’s assets and liabilities measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$ 13,231,094	$ -	$ -	$ 13,231,094
Exchange Traded Funds	13,662,526	-	-	13,662,526
Mutual Funds	3,986,497	-	-	3,986,497
Closed-End Fund	568,685	-	-	568,685
Bonds & Notes	-	3,568,479	-	3,568,479
Money Market Fund	2,036,487	-	$ -	2,036,487
Total	$ 33,485,289	$ 3,568,479	$ -	$ 37,053,768
Liabilities	Level 1	Level 2	Level 3	Total
Securities Sold Short	$ 2,778,657	$ -	$ -	$ 2,778,657
Total	$ 2,778,657	$ -	$ -	$ 2,778,657

The Fund did not hold any Level 3 securities during the period.

There were no transfers into or out of Level 1 and Level 2 during the current period presented. It is the Fund’s policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.

* Refer to the Portfolio of Investments for industry classifications.

Security transactions and related income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Distributions received from investments in master limited partnerships (“MLPs”) generally are comprised of ordinary income, capital gains and return of capital from the MLP. Investment income and return of capital is recorded based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year-end of the Company. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Exchange Traded Notes (“ETNs”) – ETNs are senior, unsecured, unsubordinated debt securities which trade on an exchange and are designed to provide investors with a new way to access the returns of market benchmarks or strategies.  With ETNs, the investor has direct counterparty exposure to the issuer or to third parties guaranteeing the securities’ performance.

Short Sales – A "short sale" is a transaction in which the Fund sells a security it does not own but has borrowed in anticipation that the market price of that security will decline.  The fund is obligated to replace the security borrowed by purchasing it on the open market at a later date.  If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss, unlimited in size.  Conversely, if the price declines, the Fund will realize a gain, limited to the price at which the Fund sold the security short.

Dividends and distributions to shareholders – Dividends from net investment income are declared and paid annually. Distributable net realized capital gains are declared and distributed annually. Dividends and distributions to shareholders are recorded on ex-date.  Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.  These reclassifications have no effect on net assets, results from operations or net asset values per share of the Fund.

Wade Tactical L/S Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2013 (Unaudited)

Federal income tax – It is the Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on returns filed for the open tax years (2009, 2010 and 2011) or expected to be taken in the Fund’s 2012 tax return. The Fund identifies its major tax jurisdictions as U.S. Federal and Nebraska, and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund.  Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.  INVESTMENT TRANSACTIONS

For the period ended January 31, 2013, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $39,903,658 and $29,289,884, respectively.

4.  INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH AFFILIATES

The business activities of the Fund are overseen by the Board, which is responsible for the overall management of the Fund. Wade Financial Group, Inc. serves as the Fund’s Investment Advisor (the “Advisor”). The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting and transfer agent services. GFS also provided custody administration services until June 15, 2012. Effective June 16, 2012, the Fund’s custodian is Union Bank.  A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Pursuant to an Advisory Agreement with the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others.  As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the Fund’s average daily net assets.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (exclusive of any leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, expenses of investing in Underlying Funds or extraordinary expenses, such as litigation) do not exceed 1.99% of the Fund’s average daily net assets for Investor Class shares through November 30, 2013.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund's Operating Expenses attributable to the Investor Class are subsequently less than 1.99% of average daily net assets, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund's expenses to exceed 1.99% of average daily net assets for the Investor Class shares. If Fund Operating Expenses subsequently exceed 1.99% of the Fund's average daily net assets, the reimbursements shall be suspended. The

Wade Tactical L/S Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2013 (Unaudited)

Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement).

The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”), an affiliate of GFS.  The Board of Trustees of the Northern Lights Fund Trust has adopted, on behalf of the Fund, a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”), as amended, to pay for certain distribution activities and shareholder services.  During the year ended January, 31, 2013, the Fund did not pay distribution related charges pursuant to the Plan.

Effective April 1, 2012, with the approval of the Board, each Fund pays its pro rata share of a total fee of $21,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor. Previously, each Fund paid its pro rata share of a total fee of $17,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor. Each Fund pays the chairperson of the Audit committee its pro rata share of an additional $2,000 per quarter. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees.  None of the executive officers receive compensation from the Trust.

Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. GFS provides a Principal Executive Officer and a Principal Financial Officer to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund(s) as follows:

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Gemcom, LLC (“Gemcom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.   For the provision of these services, Gemcom receives customary fees from the Fund.

5.  REDEMPTION FEE

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if shareholders sell their shares after holding them for less than 30 days. The redemption fee is paid directly to the Fund.  For the period ended January 31, 2013, the Fund did not assess redemption fees for the Investor Class.

Wade Tactical L/S Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2013 (Unaudited)

6.  DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the following periods was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	July 31, 2012	July 31, 2011
Ordinary Income	$ 1,791,893	$ 1,061,121
Long-Term Capital Gain	3,487,272	153,136
	$ 5,279,165	$ 1,214,257

As of July 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital	Post October	Unrealized	Total
Ordinary	Long-Term	Loss	and Late	Appreciation/	Accumulated
Income	Gains	Carry Forwards	Year Losses	(Depreciation)	Earnings/(Deficits)
$ 62,521	$ 33,480	$ -	$ (1,767,802)	$ (170,436)	$ (1,842,237)

The difference between book basis and tax basis unrealized appreciation, undistributed ordinary income and accumulated net realized gain from security transactions are primarily attributable to the tax deferral of losses on wash sales and adjustments for real estate investment trusts, partnerships and grantor trusts.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Fund incurred and elected to defer such capital losses of $1,767,802.

Permanent book and tax differences primarily attributable to adjustments for return of capital distributions, real estate investment trusts, grantor trusts, partnerships and foreign currency transactions, resulted in reclassification for the Fund for the year ended July 31, 2012 as follows: a decrease in paid in capital of $1,750, a decrease in undistributed net investment income of $18,107 and a decrease in accumulated net realized losses from security transactions of $19,857.

7. CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a) 9 of the Act. As of January 31, 2013 Charles Schwab & Co., holding shares for the benefit of others in nominee name, held approximately 96% of the voting securities of the Wade Tactical L/S Fund.

8. NEW ACCOUNTING PRONOUNCEMENT

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact this amendment may have on the Fund’s financial statements.

9.  SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.  For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.  Management has determined that there were no subsequent events to report through the issuance of these financial statements.

Wade Tactical L/S Fund

EXPENSE EXAMPLES

January 31, 2013(Unaudited)

As a shareholder of the Wade Tactical L/S Fund, you incur two types of costs: (1) transaction costs, including redemption fees; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Wade Tactical L/S Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from August 1, 2012 through January 31, 2013.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Wade Tactical L/S Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as contingent deferred sales charges (loads), or redemption fees.  Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Actual	Ratio	8/1/12	1/31/13	8/1/12 – 1/31/13*
Investor Class	1.50%	$1,000.00	$1,054.90	$7.77

	Annualized	Beginning	Ending Account	Expenses Paid
Hypothetical	Expense	Account Value	Value	During Period
(5% return before expenses)	Ratio	8/1/12	1/31/13	8/1/12 – 1/31/13*
	1.50%	$1,000.00	$1,017.64	$7.63

*Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

Wade Tactical L/S Fund

SUPPLEMENTAL INFORMATION

January 31, 2013 (Unaudited)

Renewal of Advisory Agreement – Wade Tactical L/S Fund*

In connection with a regular meeting held on June 20, 2012, the Board of Trustees of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not interested persons of the Trust or interested persons to the investment advisory agreement (the “Independent Trustees”) (the “Board”), discussed the renewal of the investment advisory agreement (the “Advisory Agreement”) between Wade Financial Group, Inc. (“Wade” or the “Adviser”) and the Trust, on behalf of Wade Tactical L/S Fund (“Wade Tactical” or the “Fund”). In considering the renewal of the Advisory Agreement, the Board received materials from Wade specifically related to the Agreement.

In their consideration of the Advisory Agreement, the Board did not identify any single factor as controlling, and the following summary does not detail all the matters considered. Matters considered by the Board, in connection with its renewal of the Advisory Agreement include the following:

Nature, Extent and Quality of Services.  The Trustees discussed the extent of the Adviser’s research capabilities, the experience of its Fund management personnel and the resources available to the Adviser.  The Board noted that there had been no changes to key personnel at the Adviser.  They then reviewed other information about the Adviser, including financial information and Trust’s experience with the Adviser in the areas of compliance and daily operations.  The Trustees concluded that the Adviser has provided a level of service consistent with the Board’s expectations.

 Performance.  The Trustees reviewed the performance of the Fund compared to a peer group of similar mutual funds and its benchmark.  The Board noted that the Fund was down 4.22% for the year, and that the Fund underperformed as compared to its peer group and the Morningstar Conservative Allocation Category averages, which were down 0.73% and up 1.77%, respectively.  The Trustees observed that the Fund’s performance was consistent with the Adviser’s contrarian value approach and is, therefore, not unexpected.  The Board further noted that the Adviser had reported that, in the Adviser’s opinion, the Morningstar classification is inappropriate and that the Fund is currently under review to be reclassified to the long/short equity category.  The Board reviewed the Fund’s performance since inception and noted that at 9.31% it beat the performance of the Morningstar Long/Short Equity Category at 9.28%.  Based on their review of the performance information provided, the Board concluded that the Fund’s performance was reasonable.

 Fees and Expenses.  The Board noted that the Adviser charges a 1.00% annual advisory fee based on the average net assets of the Fund.  They noted that the fee was higher than the Fund’s peer group average.  The Board then discussed the fees relative to the Morningstar category fees and noted that it was higher than the conservative allocation category, but lower than the proposed long/short equity category.  The Trustees concluded that the Fund’s advisory fee, as well as its overall expense ratio, was reasonable in light of the services the Fund has received and is expected to continue to receive from the Adviser.

Economies of Scale. The Board considered whether, given the current size of the Fund, economies of scale had been reached.  The Trustees concluded that, based on the current size of the Fund, economies of scale had not been reached at this time.  The Trustees noted that Adviser anticipates passing the benefits of economies of scale on to shareholders.  After discussion, the Board’s consensus was that, as the Fund continues to grow, the issue of economies of scale should be revisited.

 Profitability.  The Board considered the profits realized by the Adviser in connection with the operation of the Fund, based on the materials provided to the Board, and whether the amount of profit is a fair entrepreneurial profit for the Adviser. The Board also considered whether the Adviser benefits from other activities related to the Fund. The Board noted the Fund’s investment returns and the benefits the shareholders have realized from these investment returns.  The Trustees concluded that based on the Adviser’s analysis on current profitability, they were satisfied that the Adviser’s level of profitability from its relationship with the Fund was not excessive.

 Conclusion.  Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Board, concluded that the advisory fee was reasonable and that renewal of the Advisory Agreement was in the best interests of the Trust and the shareholders of the Fund.

* Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

Rev. August 2011

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust does not jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-866-950-6WFG or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-866-950-6WFG.

INVESTMENT ADVISOR

Wade Financial Group, Inc.

5500 Wayzata Boulevard, Suite 190

Minneapolis, MN 55416

ADMINISTRATOR

Gemini Fund Services, LLC

80 Arkay Drive, Suite 110

Hauppauge, New York 11788

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Not applicable.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

4/5/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

4/5/13

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

4/5/13